UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	August 25, 2026

LA-Z-BOY INCORPORATED
(Exact name of registrant as specified in its charter)

Michigan	1-9656	38-0751137
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

One La-Z-Boy Drive,	Monroe,	Michigan	48162-5138
(Address of principal executive offices)			(Zip Code)
Registrant's telephone number, including area code (734) 242-1444

N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	LZB	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On August 25, 2026, La-Z-Boy Incorporated (the “Company”) held its 2026 Annual Meeting of Shareholders. Of the 40,011,207 shares of the Company’s common stock, $1.00 par value, eligible to vote at the Annual Meeting, 37,517,123 shares were present in person or represented by proxy. Set forth below are the final voting results for the proposals voted on at the Annual Meeting.

Proposal 1: Election of Directors. Each of the ten director nominees shown below was elected to serve an annual term until the 2027 annual meeting of shareholders. Each director will hold office until their successor has been elected and qualified or until the director’s earlier resignation or removal. The voting results were as follows:

Director Nominee	Shares Voted For	Shares Voted Withheld	Broker Non-Votes
Erika L. Alexander	34,903,244	474,334	2,139,545
Matthew H. Baer	34,949,208	428,370	2,139,545
William C. Boor	35,130,858	246,720	2,139,545
Raza S. Haider	35,115,406	262,172	2,139,545
Janet E. Kerr	34,690,912	686,666	2,139,545
Mark S. LaVigne	35,127,414	250,164	2,139,545
Michael T. Lawton	34,647,053	730,525	2,139,545
Rebecca L. O’Grady	34,903,225	474,353	2,139,545
Lauren B. Peters	32,673,913	2,703,665	2,139,545
Melinda D. Whittington	34,673,750	703,828	2,139,545

Proposal 2: Ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2027. The selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2027 was ratified by the following vote:

Shares Voted For	Shares Voted Against	Abstentions
36,640,250	796,962	79,911

Proposal 3: Approve, through a non-binding advisory vote, the compensation of the Company’s named executive officers. An advisory resolution approving the compensation of the Company’s named executive officers, as disclosed in the Company’s proxy statement, was approved as follows:

Shares Voted For	Shares Voted Against	Abstentions	Broker Non-Votes
34,505,041	805,386	67,151	2,139,545

Item 9.01 Financial Statements and Exhibits.

(d) The following exhibits are furnished as part of this report:

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LA-Z-BOY INCORPORATED
(Registrant)

Date: August 26, 2026

BY: /s/ Raphael Z. Richmond
Raphael Z. Richmond Vice President, General Counsel and Chief Compliance Officer